PIMCO Funds

Supplement dated March 1, 2021 to the Municipal Value Funds Prospectus (the “Prospectus”), and to the Statement of Additional Information (the “SAI”), each dated July 31, 2020, each as supplemented from time to time

Disclosure Related to the PIMCO California Municipal Opportunistic Value Fund and PIMCO National Municipal Opportunistic Value Fund (each a “Fund” and collectively the “Funds”)

As previously disclosed, PIMCO may from time to time determine to close either or both Funds to initial purchases by new investors or to initial purchases by new investors and subsequent purchases by existing shareholders and will provide notice regarding such closures.

Effective March 3, 2021 (the “Effective Date”), the Funds will close to initial purchases by new investors and subsequent purchases by existing shareholders. Such closure will not affect the rights of existing shareholders with respect to shares of the Funds held as of the Effective Date. The purchase of additional shares of the respective Fund through dividend reinvestments will continue to be permitted.

Notice will be provided regarding any future reopening of a Fund to subsequent purchases by existing shareholders or to initial purchases by new investors and subsequent purchases by existing shareholders.

Investors Should Retain This Supplement for Future Reference

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